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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: November 14, 1997

                             BRISTOL HOTEL COMPANY
                               14295 Midway Road
                              Dallas, Texas 75244
                                  972-391-3910

                          Commission File No. 1-14062

    Incorporated in Delaware                                IRS No. 75-2584227

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ITEM 5.  OTHER EVENTS

         Bristol Hotel Company (the "Parent Company") is the issuer of its 11.22% Senior Notes due 2000 in the original principal amount of $70 million (the "Senior Notes"). Until October 28, 1997, the Senior Notes were guaranteed by Bristol Hotel Asset Company (the "Company"), a wholly owned subsidiary of the Parent Company. The financial statements of Bristol Hotel Asset Company for the three months and nine months ended September 30, 1997 and 1996 are attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1    Financial statements of Bristol Hotel Asset Company.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        BRISTOL HOTEL COMPANY


DATE: November 14, 1997                 BY:    /s/ Jeffrey P. Mayer
                                               --------------------------------
                                               Jeffrey P. Mayer
                                               Senior Vice President and Chief
                                               Financial Officer



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                                 EXHIBIT INDEX

  EXHIBIT
   NUMBER          DESCRIPTION
 ---------         -----------
     99.1          Financial statements of Bristol Hotel Asset Company.


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